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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest reported)

                                August 4, 2000

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                           Virtual Communities, Inc.
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            (Exact name of registrant as specified in its chapter)

                                   Delaware
                           -------------------------
                (State or other jurisdiction of incorporation)

                                   001-12637
                           -------------------------
                           (Commission File Number)

                                  95-4491750
                             --------------------
                       (IRS Employer Identification No.)

                               589 Eighth Avenue
                           New York, New York 10018
                         -----------------------------
                   (Address of principal executive offices)

                                     10018
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                                  (Zip Code)

                                (212) 931 8600
                               -----------------
             (Registrant's telephone number, including area code)

          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events

The information set forth in the press release issued by Virtual Communities, Inc., dated August 1, 2000 and attached hereto as Exhibit (a), is incorporated herein by reference thereto.


Item 7. Exhibits.

(a)   Exhibit:

      Press Release, dated August 1, 2000
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       VIRTUAL COMMUNITIES, INC.




Date:      August 4, 2000                          By: /s/ Avi Moskowitz
          ---------------------                        -------------------------
                                                        Avi Moskowitz,
                                                        President and Chief
                                                        Executive Officer